Exhibit 10.1

SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

March 1, 2022

This Second Amendment (this “Amendment”) to the Employment Agreement (as defined below) is made and entered into as of the date first written above by and between Repay Management Services LLC (the “Company”) and John A. Morris (“Executive”).  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Employment Agreement.

WHEREAS, Executive and the Company (as assignee of M & A Ventures, LLC) are parties to that certain Employment Agreement, dated as of January 21, 2019 and amended by that certain First Amendment dated as of March 1, 2021 (collectively, the “Employment Agreement”); and

WHEREAS, Executive and the Company now desire to amend the Employment Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in accordance with the terms of the Employment Agreement, the parties hereto, intending to be legally bound, do hereby acknowledge and agree as follows:

1.Target Annual Bonus Adjustment.  The parties agree that the reference to “fifty percent (50%)” in Section 3(b) of the Employment Agreement is hereby deleted and replaced with “one hundred percent (100%) (or such greater percentage as may be approved by the Governing Authority from time to time).”

2.Scope of Amendment.  The parties hereto agree that nothing in this Amendment shall be deemed to modify any of the provisions of the Employment Agreement except as expressly set forth herein, and that, except as expressly set forth herein, the terms of the Employment Agreement remain in full force and effect.

3.Miscellaneous.  The provisions of Section 11, Section 12, Section 13, Section 14, Section 15 and Section 18 of the Employment Agreement shall apply mutatis mutandis to this Amendment.  Any reference to the Employment Agreement in the Employment Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Employment Agreement, as amended by this Amendment (or as the Employment Agreement may be further amended or modified after the date hereof in accordance with the terms thereof).

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

COMPANY:

REPAY MANAGEMENT SERVICES LLC

By:/s/Tim Murphy

Name:  Tim Murphy

Title:  Chief Financial Officer

EXECUTIVE:

/s/ John A. Morris

Name:  John A. Morris

[Signature Page to Second Amendment to Employment Agreement]